UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22485

Exact name of registrant as specified in charter:	Aberdeen Income Credit Strategies Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2021

Item 1 – Reports to Stockholders –

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

(b) Not applicable.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Income Credit Strategies Fund (the "Fund"), for the six-month period ended April 30, 2021. The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

Total Investment Return1

For the six-month period ended April 30, 2021, the total return to shareholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, are as follows:

NAV[2,3]	20.9%
Market Price[2]	43.9%

For more information about Fund performance, please visit the Fund on the web at www.aberdeenacp.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.

NAV, Market Price and Discount

The below table represents comparison from current six-month period end to prior fiscal year end of Market Price to NAV and associated Premium/Discount.

	NAV	Closing Market Price	Premium/ Discount
4/30/2021	$11.63	$12.52	7.7%
10/31/2020	$10.15	$ 9.18	-9.6%

During the six-month period ended April 30, 2021, the Fund's NAV was within a range of $10.16 to $11.70 and the Fund's market price was within a range of $9.29 to $12.56. During the six-month period ended April 30, 2021, the Fund's shares traded within a range of a discount of 8.6% to a premium of 7.7%.

Series A Perpetual Preferred Shares

On May 10, 2021, the Fund closed on its offering of 1,600,000 shares of 5.25% Series A Perpetual Preferred Shares. The offering, priced at $25 per share, resulted in net proceeds to the Fund of approximately $38.2 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Fund. The Fund applied to list the Preferred Shares on the New York Stock Exchange ("NYSE") under the ticker symbol "ACP PRA". The Fund intends to use the net proceeds from the offering to invest in accordance with its investment objective and policies, for general working capital purposes and/or to pay down outstanding borrowings under its credit facility.

Rights Offering

On May 10, 2021, the Fund commenced a transferable rights offering to shareholders of record on May 20, 2021 (" Rights Offer") to subscribe for up to an aggregate of 5,812,247 common shares. The Rights Offer expired on June 16, 2021 (expiration date). Each record date shareholder received one right for each outstanding common share held, which entitled such shareholder to purchase one new Fund common share for every three rights held. The Rights Offer was oversubscribed. The subscription price on the expiration date pursuant to the Rights Offer was $10.20 per common share of the Fund, and was calculated based on a formula equal to 92.5% of the average of the last reported sales price of a common share of the Fund on the New York Stock Exchange on the expiration date of the Rights Offer and on each of the four preceding trading days. Rights holders exercised their rights to purchase of 5,812,247 common shares. Gross proceeds from the Rights Offer were approximately $60million.

Revolving Credit Facility

On November 25, 2020, the Fund's senior secured 364-day revolving credit facility with BNP Paribas was amended to extend the schedule commitment termination date to November 24, 2021 with a committed facility amount of $90,000,000. The Fund's outstanding balance as of October 31, 2020 was $81,200,000 on the Revolving Credit Facility. During the period between November 9, 2020 and January 14, 2021, the Fund drew down $8,800,000. The Fund's outstanding balance as of April 30, 2021 was $90,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board of Trustees (the "Board") regularly reviews the use of leverage by the Fund. A more detailed description of the Fund's leverage can be found in the Notes to Financial Statements.

Distributions

Distributions to common shareholders for the twelve months ended April 30, 2021 totaled $1.28 per share. Based on the market price as of the period ended April 30, 2021 of $12.52, the distribution rate over the twelve-month period ended April 30, 2021 was 10.2%. Based on

1.	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.

2.	Assuming the reinvestment of dividends and distributions.

3.	The Fund's total return is based on the reported net asset value ("NAV") for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.

Aberdeen Income Credit Strategies Fund	1

Letter to Shareholders (unaudited) (continued)

the NAV of $11.63 on April 30, 2021, the distribution rate over the twelve month period ended April 30, 2021 was 11.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

As announced on May 11, 2021, the Fund distributed $0.10 per share with a record date of May 21, 2021 and pay date of May 27, 2021. As announced on May 25, 2021, the Fund will distribute $0.10 per share with a record date of June 4, 2021 and pay date of June 30, 2021.

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation.

For tax reporting purposes, not all components of the Fund's earnings can be used to support the monthly dividend distributions such as realized and unrealized gains on investments. Therefore, differences may exist between the distributable earnings of the Fund and the earnings from a total return perspective. We recommend reviewing both the composition of the distributions and the net asset value total return of the Fund when one is evaluating the current distribution rate and its sustainability.

Open Market Repurchase Program

On June 12, 2018, the Board approved a share repurchase program ("Program") for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser and subject to market conditions and investment considerations. The Fund reports activity on the Fund's website on a monthly basis. For the six-month period ended April 30, 2021, the Fund did not repurchase any shares through the Program. In light of the Rights Offer announced by the Board on May 10, 2021, and certain considerations under applicable law, the Board approved a temporary suspension of the Program which had prevented the Fund from repurchasing shares for a portion of the reporting period close in time to the Rights Offer.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at www.sec.gov. The Fund makes this information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) without charge, upon request, by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

COVID-19

The illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Although some markets have rebounded, others have not. These circumstances may continue for an extended period of time, and may recur or continue to affect adversely the value and liquidity of the Fund's investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Fund, are not known.

2	Aberdeen Income Credit Strategies Fund

Letter to Shareholders (unaudited) (concluded)

Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will vary from market to market and, in some cases, may not be known for some time.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In 2017, the head of the United Kingdom's Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement reference rate. As such, the potential effect of a transition away from LIBOR on the Fund's payment obligations under the revolving credit facility and on the Fund's investments that reference LIBOR cannot yet be determined.

Investor Relations Information

As part of Aberdeen Standard's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenacp.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in Aberdeen Standard's email services and be among the first to receive the latest closed-end fund news, announcements, videos and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•	Visit: https://www.aberdeenstandard.com/en-us/cefinvestorcenter;

•	Email: Investor.Relations@aberdeenstandard.com; or

•	Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Income Credit Strategies Fund	3

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the six-month, 1-year, 3-year, 5-year and 10-year periods ended April 30, 2021.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	20.9%	55.5%	3.6%	9.1%	5.8%
Market Price	43.9%	88.3%	9.3%	14.0%	6.5%

Aberdeen Asset Managers Limited and Aberdeen Standard Investments Inc. assumed responsibility for the management of the Fund as investment adviser and sub-adviser, respectively, on December 1, 2017. Performance prior to this date reflects the performance of an unaffiliated investment adviser. The performance above reflects fee waivers and/or expense reimbursements made by the Fund's current and/or former investment adviser. Absent such waivers and/or reimbursements, the Fund's returns would be lower. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses". Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund's total investment return is based on the reported NAV or market price, as applicable, at the financial reporting period ended April 30, 2021. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenacp.com or by calling 800-522-5465.

The Fund's annualized net operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2021, was 2.98%. The annualized net operating expense ratio, net of fee waivers, based on the six-month period ended April 30, 2021, was 2.82%. The annualized net operating expense ratio, excluding interest expense, commitment fee and loan servicing fees and net of fee waivers, based on the six-month period ended April 30, 2021, was 2.16%

4	Aberdeen Income Credit Strategies Fund

Portfolio Summary (unaudited)

Quality of Investments(1)

The table below shows the asset quality of the Fund's portfolio as of April 30, 2021 compared to October 31, 2020 and April 30, 2020:

Date	BBB/Baa* %	BB/Ba* %	B* %	CCC* %	C* %	D* %	NR** %
April 30, 2021	1	10	41	42	0	0	6
October 31, 2020	0	14	37	41	0	1	7
April 30, 2020	0	17	49	30	2	0	2

*	Below investment grade
**	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S & P Global Ratings, Fitch Ratings or Moody's Investors Service, Inc., if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Adviser evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund's total investments as of April 30, 2021 compared to October 31, 2020 and April 30, 2020:

Date	United States %	Europe %	United Kingdom %	Latin America %	Africa %	Canada %	Caribbean %	South America %	Middle East %	Australia %
April 30, 2021	33	32	26	3	2	2	2	0	0	0
October 31, 2020	28	34	25	3	5	1	2	1	1	0
April 30, 2020	18	39	29	3	6	0	1	2	1	1

Maturity Composition

As of April 30, 2021, the average maturity of the Fund's total investments was 4.9 years, compared with 7.3 years at October 31, 2020 and 7.3 years at April 30, 2020. The table below shows the maturity composition of the Fund's investments as of April 30, 2021 compared to October 31, 2020 and April 30, 2020:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2021	49	25	18	8
October 31, 2020	37	24	26	13
April 30, 2020	25	25	40	10

Aberdeen Income Credit Strategies Fund	5

Portfolio of Investments (unaudited)

As of April 30, 2021

Principal Amount (000) or Shares		Description	Value (US$)
BANK LOANS—1.1%
NORWAY—1.1%
EUR	2,000	Silk Bidco AS, Zero Coupon, 06/11/2023	$ 2,314,330
UNITED STATES—0.0%
USD	4,000	La Paloma Generating Co., LLC, Zero Coupon, 02/20/2022(a)(b)(c)(d)	–
		Total Bank Loans—1.1% (cost $6,040,609)	2,314,330
CORPORATE BONDS—133.6%
ARGENTINA—0.8%
USD	1,000	Telecom Argentina SA, 6.50%, 05/31/2021(e)(f)	992,510
USD	620	Telecom Argentina SA, 8.00%, 07/18/2023(e)(f)	551,800
			1,544,310
AUSTRALIA—0.5%
USD	972	Mineral Resources Ltd., 8.13%, 05/01/2022(e)(f)	1,076,568
BERMUDA—1.2%
USD	2,379	Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc., 7.63%, 10/15/2022(e)(f)(g)	2,539,385
CANADA—2.6%
USD	2,995	Husky III Holding Ltd., 13.00%, 06/01/2021(e)(f)(g)	3,264,550
USD	1,875	Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 06/01/2021(e)(f)	1,947,656
			5,212,206
CHINA—5.0%
USD	3,655	China Evergrande Group, 9.50%, 04/11/2022(e)	3,583,728
USD	856	Huarong Finance II Co. Ltd., 5.00%, 11/19/2025(e)	663,400
USD	296	Huarong Finance II Co. Ltd., 5.50%, 01/16/2025(e)	230,140
USD	1,510	Kaisa Group Holdings Ltd., 9.38%, 06/30/2021(e)(f)	1,499,430
GBP	3,031	Kingdee International Software Group Co. Ltd., 11.00%, 12/06/2023	4,195,855
			10,172,553
DENMARK—1.0%
USD	2,000	DKT Finance ApS, 9.38%, 05/11/2021(e)(f)	2,057,000
			2,057,000
FRANCE—6.1%
EUR	650	Constantin Investissement 3 SASU, 5.38%, 05/10/2021(e)(f)	788,104
EUR	3,017	La Financiere Atalian SASU, 5.13%, 05/15/2021(e)(f)	3,610,292
GBP	2,000	La Financiere Atalian SASU, 6.63%, 05/15/2021(e)(f)	2,755,194
EUR	2,894	Newco GB SAS, 8.00%, 05/10/2021(e)(f)(g)	3,551,047
EUR	1,500	Novafives SAS, 5.00%, 06/15/2021(e)(f)	1,655,029
			12,359,666
GEORGIA—0.3%
USD	526	Bank of Georgia JSC, (fixed rate to 06/28/2024, variable rate thereafter), 11.13%, 06/28/2024(e)(h)	567,444
GERMANY—4.0%
EUR	1,800	Aareal Bank AG, 6.67%, 04/30/2022(e)(h)(i)	2,207,482
EUR	324	BK LC Lux Finco1 Sarl, 5.25%, 04/30/2024(e)(f)	396,540
EUR	1,082	CT Investment GmbH, 5.50%, 04/15/2023(e)(f)	1,316,970
GBP	1,600	Deutsche Bank AG, (fixed rate to 04/30/2026, variable rate thereafter), 7.13%, 04/30/2026(e)(h)	2,392,596
EUR	1,320	HT Troplast GmbH, 9.25%, 07/15/2022(e)(f)	1,737,732
			8,051,320

6	Aberdeen Income Credit Strategies Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
IRELAND—0.9%
USD	1,730	Cimpress PLC, 7.00%, 06/15/2021(e)(f)	$ 1,820,825
			1,820,825
ITALY—2.5%
EUR	2,000	Banca Monte dei Paschi di Siena SpA, 10.50%, 07/23/2029(e)	2,946,046
EUR	1,972	Banca Monte dei Paschi di Siena SpA, (fixed rate to 01/18/2023, variable rate thereafter), 5.38%, 01/18/2023(e)(f)	2,127,351
			5,073,397
JAMAICA—1.0%
USD	2,115	Digicel Group 0.5 Ltd., 10.00%, 05/17/2021(f)(g)	2,067,248
JAPAN—2.4%
USD	4,750	SoftBank Group Corp., (fixed rate to 07/19/2023, variable rate thereafter), 6.00%, 07/19/2023(e)(h)	4,821,250
LUXEMBOURG—16.9%
USD	5,000	Altice France Holding SA, 10.50%, 05/15/2022(e)(f)	5,632,300
GBP	2,918	Cidron Aida Finco SARL, 6.25%, 04/01/2024(e)(f)	4,116,425
GBP	4,214	Garfunkelux Holdco 3 SA, 7.75%, 11/01/2022(e)(f)	6,037,867
EUR	1,918	Kleopatra Holdings 2 SCA, 6.50%, 03/01/2023(e)(f)	2,147,683
EUR	2,734	LHMC Finco 2 Sarl, 7.25%, 05/31/2021(e)(f)(g)	3,021,910
EUR	5,150	Monitchem HoldCo 2 SA, 9.50%, 09/15/2022(e)(f)	6,748,828
EUR	5,226	Summer BC Holdco A Sarl, 9.25%, 10/31/2022(e)(f)	6,644,360
			34,349,373
MEXICO—3.6%
USD	4,200	Petroleos Mexicanos, 6.49%, 11/23/2026(f)	4,441,500
USD	1,500	Sixsigma Networks Mexico SA de CV, 7.50%, 05/31/2021(e)(f)	1,310,625
USD	2,000	Unifin Financiera SAB de CV, (fixed rate to 01/29/2025, variable rate thereafter), 8.88%, 01/29/2025(e)(h)	1,564,560
			7,316,685
NETHERLANDS —5.3%
EUR	2,450	Sigma Holdco BV, 5.75%, 05/15/2021(e)(f)	2,854,201
EUR	2,779	Summer BidCo BV, 9.00%, 05/31/2021(e)(f)(g)	3,410,709
EUR	3,594	Summer BidCo BV, 9.00%, 05/31/2021(e)(f)(g)	4,409,271
			10,674,181
NIGERIA—1.5%
USD	2,860	IHS Netherlands Holdco BV, 8.00%, 09/18/2022(e)(f)	3,103,100
SPAIN—1.5%
EUR	2,600	Tendam Brands SAU, 5.00%, 05/10/2021(e)(f)	2,993,001
TURKEY—0.5%
USD	983	Yapi ve Kredi Bankasi AS, (fixed rate to 01/22/2026, variable rate thereafter), 7.88%, 01/22/2026(e)(f)	991,017
UKRAINE—3.1%
USD	3,000	Metinvest BV, 8.50%, 01/23/2026(e)(f)	3,315,000
USD	3,000	MHP Lux SA, 6.95%, 04/03/2026(e)	3,064,680
			6,379,680
UNITED ARAB EMIRATES—0.1%
USD	200	Emirates Reit Sukuk Ltd., 5.13%, 12/12/2022(e)	124,000

Aberdeen Income Credit Strategies Fund	7

Portfolio of Investments (unaudited) (continued)

As of April 30, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED KINGDOM—31.9%
GBP	4,473	Bracken MidCo1 PLC, 8.88%, 06/01/2021(e)(f)(g)	$ 6,385,486
GBP	882	Cabot Financial Luxembourg SA, 7.50%, 05/10/2021(e)(f)	1,241,954
GBP	2,329	Co-Operative Group Ltd., 11.00%, 12/18/2025	3,989,072
EUR	1,500	EG Group Ltd., Zero Coupon, 04/10/2027	1,780,080
USD	11,287	EnQuest PLC, 7.00%, 05/10/2021(e)(g)	9,594,037
GBP	140	EnQuest PLC, 7.00%, 10/15/2023(e)(g)	161,899
GBP	2,500	Galaxy Finco Ltd., 9.25%, 07/17/2022(e)(f)	3,659,215
SEK	20,000	International Personal Finance PLC, 8.75%, 05/17/2021(e)(f)(i)	2,339,505
USD	1,700	Jaguar Land Rover Automotive PLC, 4.50%, 07/01/2027(e)(f)	1,621,783
GBP	4,500	Matalan Finance PLC, 6.75%, 06/01/2021(e)(f)	5,669,692
USD	4,000	Motion Bondco DAC, 6.63%, 11/15/2022(e)(f)	4,040,000
GBP	5,040	Very Group Funding PLC, 7.75%, 06/01/2021(e)(f)	7,050,642
GBP	7,000	Virgin Money UK PLC, (fixed rate to 12/08/2022, variable rate thereafter), 8.00%, 12/08/2022(e)(h)	10,256,823
GBP	4,900	Voyage Care BondCo PLC, 10.00%, 06/01/2021(e)(f)	6,861,556
			64,651,744
UNITED STATES—39.8%
USD	3,805	99 Escrow Issuer, Inc., 7.50%, 01/15/2023(e)(f)	3,643,668
USD	2,023	Adams Homes, Inc., 7.50%, 02/15/2022(e)(f)	2,119,093
USD	1,087	Adient US LLC, 9.00%, 04/15/2022(e)(f)	1,204,668
USD	1,819	Aethon United BR LP / Aethon United Finance Corp., 8.25%, 02/15/2023(e)(f)	1,933,724
USD	2,139	Affinity Gaming, 6.88%, 12/01/2023(e)(f)	2,270,559
USD	2,581	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 02/01/2024(e)(f)	2,770,742
USD	1,904	Austin BidCo, Inc., 7.13%, 12/15/2023(e)(f)	1,932,560
EUR	4,200	Banff Merger Sub, Inc., 8.38%, 09/01/2021(e)(f)	5,320,816
USD	324	Carnival Corp., 7.63%, 03/01/2024(e)(f)	354,780
EUR	2,340	Carnival Corp., 10.13%, 08/01/2023(e)(f)	3,287,547
USD	1,200	Colgate Energy Partners III LLC, 7.75%, 02/15/2024(e)(f)	1,212,000
USD	2,329	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 02/01/2024(e)(f)	2,407,604
USD	1,325	DISH Network Corp., 3.38%, 08/15/2026(j)	1,394,563
USD	2,000	Dresdner Funding Trust I, 8.15%, 06/30/2029(e)(f)	2,842,500
USD	691	Ford Motor Co., 9.00%, 03/22/2025(f)	843,884
USD	138	Ford Motor Co., 9.63%, 01/22/2030(f)	193,545
USD	1,375	FXI Holdings, Inc., 7.88%, 06/01/2021(e)(f)	1,419,688
USD	2,068	FXI Holdings, Inc., 12.25%, 11/15/2022(e)(f)	2,393,710
USD	2,213	LD Holdings Group LLC, 6.13%, 04/01/2024(e)(f)	2,218,532
USD	881	Macy's Retail Holdings LLC, 5.88%, 04/01/2024(e)(f)	904,082
USD	1,319	Macy's, Inc., 8.38%, 06/15/2022(e)(f)	1,455,160
USD	934	Magic Mergeco, Inc., 5.25%, 11/01/2023(e)(f)	945,675
USD	1,375	Moss Creek Resources Holdings, Inc., 7.50%, 06/01/2021(e)(f)	1,220,313
USD	548	Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2022(e)(f)	515,120
USD	2,549	Nabors Industries, Inc., 5.10%, 06/15/2023(f)	2,389,687
USD	721	NCL Corp. Ltd., 5.88%, 12/15/2025(e)(f)	753,445
USD	1,181	NCL Corp. Ltd., 10.25%, 08/01/2023(e)(f)	1,389,387
USD	2,250	New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/2023(e)(f)	2,508,750
USD	1,449	New Fortress Energy, Inc., 6.50%, 03/31/2023(e)(f)	1,478,458
USD	3,736	Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2022(e)(f)	4,090,920
USD	6,649	Qwest Capital Funding, Inc., 6.88%, 07/15/2028	7,247,410

8	Aberdeen Income Credit Strategies Fund

Portfolio of Investments (unaudited) (continued)

As of April 30, 2021

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	1,070	Qwest Capital Funding, Inc., 7.75%, 02/15/2031	$1,211,679
USD	5,920	Staples, Inc., 10.75%, 04/15/2022(e)(f)	6,125,424
USD	4,720	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 7.50%, 06/01/2021(e)(f)	4,915,974
USD	820	Townsquare Media, Inc., 6.88%, 02/01/2023(e)(f)	854,850
USD	2,932	Vine Energy Holdings LLC, 6.75%, 04/15/2024(e)(f)	2,933,261
			80,703,778
ZAMBIA—1.1%
USD	2,151	First Quantum Minerals Ltd., 6.88%, 05/11/2021(e)(f)	2,258,550
		Total Corporate Bonds—133.6% (cost $255,828,866)	270,908,281
COMMON STOCK—0.1%
UNITED STATES—0.1%
USD	9,723	California Resources Corp.	230,435
			230,435
		Total Common Stocks—0.1% (cost $145,845)	230,435
EXCHANGE-TRADED FUND—4.3%
UNITED STATES—4.3%
USD	100,000	iShares iBoxx High Yield Corporate Bond ETF	8,744,000
			8,744,000
		Total Exchange-Traded Funds—4.3% (cost $8,465,539)	8,744,000
WARRANT—0.1%
UNITED STATES—0.1%
USD	22,363	California Resources Corp.	89,452
			89,452
		Total Warrants—0.1% (cost $—)	89,452
SHORT-TERM INVESTMENT—1.9%
UNITED STATES—1.9%
USD	3,791,841	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(k)	3,791,841
		Total Short-Term Investment—1.9% (cost $3,791,841)	3,791,841
		Total Investments—141.1% (cost $274,272,700)(l)	286,078,339
		Liabilities in Excess of Other Assets—(41.1)%	(83,336,478)
		Net Assets—100.0%	$202,741,861

Aberdeen Income Credit Strategies Fund	9

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2021

(a)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Security is in default.
(c)	Escrow Security.
(d)	Non-income producing security.
(e)	Denotes a security issued under Regulation S or Rule 144A.
(f)	The maturity date presented for these instruments represents the next call/put date.
(g)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(h)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(i)	Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(j)	Convertible Bond
(k)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2021.
(l)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

EUR—Euro Currency

GBP—British Pound Sterling

SEK—Swedish Krona

USD—U.S. Dollar

At April 30, 2021, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Euro/United States Dollar
05/27/2021	Royal Bank of Canada (UK)	EUR	659,000	USD	797,545	$ 792,639	$ (4,906)
05/27/2021	Royal Bank of Canada (UK)	EUR	3,079,000	USD	3,726,215	3,703,389	(22,826)
05/27/2021	UBS AG	EUR	1,292,000	USD	1,553,993	1,554,004	11
						$6,050,032	$(27,721)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation
United States Dollar/British Pound
05/27/2021	UBS AG	USD	66,881,516	GBP	48,072,000	$ 66,392,715	$488,801
United States Dollar/Euro
05/27/2021	Citibank N.A.	USD	69,288,689	EUR	57,441,000	69,089,437	199,252
05/27/2021	UBS AG	USD	392,557	EUR	324,000	389,704	2,853
United States Dollar/Swedish Krona
05/27/2021	UBS AG	USD	2,387,954	SEK	20,064,000	2,370,541	17,413
						$138,242,397	$708,319

*  Certain contracts with different trade dates and like characteristics have been shown net.

See Notes to Financial Statements.

10	Aberdeen Income Credit Strategies Fund

Statement of Assets and Liabilities (unaudited)

As of April 30, 2021

Assets
Investments, at value (cost $270,480,859)	$282,286,498
Short-term investments, at value (cost $3,791,841)	3,791,841
Foreign currency, at value (cost $1,638,022)	1,633,874
Interest and dividends receivable	5,800,792
Receivable for investments sold	3,567,715
Unrealized appreciation on forward foreign currency exchange contracts	708,330
Receivable for reinvestment of common shares	26,119
Prepaid expenses	72,351
Total assets	297,887,520
Liabilities
Bank loan payable	90,000,000
Payable for investments purchased	4,581,195
Investment advisory fees payable (Note 3)	277,273
Administration fees payable (Note 3)	30,051
Unrealized depreciation on forward foreign currency exchange contracts	27,732
Interest payable on bank loan	22,437
Investor relations fees payable (Note 3)	6,247
Other accrued expenses	200,724
Total liabilities	95,145,659

Net Assets	$202,741,861
Composition of Net Assets:
Common stock (par value $0.001 per share) (Note 5)	$17,437
Paid-in capital in excess of par	256,544,763
Distributable accumulated loss	(53,820,339)
Net Assets	$202,741,861
Net asset value per share based on 17,436,741 shares issued and outstanding	$11.63

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund	11

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2021

Net Investment Income:
Income
Dividends and other income	$254,498
Interest income	10,076,191
Non-cash income	1,038,005
Total Investment Income	11,368,694
Expenses:
Investment advisory fee (Note 3)	1,769,391
Administration fee (Note 3)	176,939
Trustee fees	113,065
Independent auditors' fees and expenses	42,962
Investor relations fees and expenses (Note 3)	37,854
Reports to shareholders and proxy solicitation	37,262
Custodian's fees and expenses	35,110
Legal fees and expenses	22,323
Insurance expense	15,176
Transfer agent's fees and expenses	7,422
Miscellaneous	13,123
Total expenses before reimbursed/waived expenses	2,270,627
Interest expense and commitment fee on credit facility (Note 7)	641,904
Total operating expenses before reimbursed/waived expenses	2,912,531
Investment advisor waiver (Note 3)	(156,712)
Net expenses	2,755,819

Net Investment Income	8,612,875
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investments	6,429,970
Forward foreign currency exchange contracts	(5,267,047)
Foreign currency transactions	160,577
1,323,500
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	27,391,696
Forward foreign currency exchange rate contracts	(994,784)
Foreign currency translation	(57,467)
26,339,445
Net gain from investments and foreign currency transactions	27,662,945
Net Increase in Net Assets Resulting from Operations	$36,275,820

See Notes to Financial Statements.

12	Aberdeen Income Credit Strategies Fund

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2021 (unaudited)	For the Year Ended October 31, 2020
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 8,612,875	$ 14,958,061
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	1,323,500	(21,643,121)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency exchange contracts and foreign currency transactions	26,339,445	2,584,419
Net increase/(decrease) in net assets resulting from operations	36,275,820	(4,100,641)
Distributions to Shareholders From:
Distributable earnings	(10,459,503)	(12,978,424)
Tax return of capital	–	(10,903,548)
Net decrease in net assets from distributions	(10,459,503)	(23,881,972)
Proceeds from the rights offering resulting in the issuance of 0 and 4,358,024 shares, respectively (net of offering costs of $792,502) (Note 5)	–	41,914,424
Reinvestment of dividends resulting in the issuance of 4,645 and 0 shares of common stock, respectively	54,307	–
Change in net assets from capital transactions	54,307	41,914,424
Change in net assets resulting from operations	25,870,624	13,931,811
Net Assets:
Beginning of period	176,871,237	162,939,426
End of period	$ 202,741,861	$ 176,871,237

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund	13

Statement of Cash Flows (unaudited)

For the Six-Month Period Ended April 30, 2021

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$36,275,820
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(103,189,516)
Investments sold and principal repayments	99,390,286
Decrease in short-term investments, excluding foreign government securities	2,786,048
Net amortization/accretion of premium (discount)	(467,487)
Increase in receivable for capital shares issued	(26,119)
Increase in interest and dividends receivable	(283,039)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	994,784
Increase in prepaid expenses	(50,357)
Decrease in interest payable on bank loan	(9,486)
Increase in accrued investment advisory fees payable	18,574
Decrease in other accrued expenses	(26,191)
Net change in unrealized depreciation from investments	(27,391,696)
Net change in unrealized appreciation from foreign currency translations	57,467
Net realized gain on investments in securities	(6,429,970)
Net cash provided by operating activities	1,649,118
Cash Flows from Financing Activities
Increase bank loan payable	8,800,000
Distributions paid to shareholders	(10,459,503)
Proceeds from reinvestment of dividends	54,370
Net cash used in financing activities	(1,605,133)
Effect of exchange rate on cash	(4,101)
Net change in cash	39,884
Cash at beginning of Period	1,593,990
Cash at end of Period	$1,633,874
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on credit facility:	$1,651,390

See Notes to Financial Statements.

14	Aberdeen Income Credit Strategies Fund

Financial Highlights

	For the Six-Month Period Ended April 30, 2021		For the Fiscal Years Ended October 31,
	(unaudited)		2020	2019	2018	2017(a)	2016
PER SHARE OPERATING PERFORMANCE(b):
Net asset value per common share, beginning of period	$10.15		$12.46	$14.08	$15.25	$14.63	$14.91
Net investment income	0.49		0.87	1.05	1.55	1.49	1.46
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	1.59		(1.07)	(1.23)	(1.28)	0.57	(0.30)
Total from investment operations applicable to common shareholders	2.08		(0.20)	(0.18)	0.27	2.06	1.16
Distributions to common shareholders from:
Net investment income	(0.60)		(0.77)	(1.41)	(1.44)	(1.44)	(1.31)
Tax return of capital	–		(0.63)	(0.03)	–	–	(0.13)
Total distributions	(0.60)		(1.40)	(1.44)	(1.44)	(1.44)	(1.44)
Capital Share Transactions:
Dilutive effect of rights offer (Note 5)	–		(0.71)	–	–	–	–
Net asset value per common share, end of period	$11.63		$10.15	$12.46	$14.08	$15.25	$14.63
Market value, end of period	$12.52		$9.18	$11.33	$13.09	$14.62	$12.60
Total Investment Return Based on(c):
Market value	43.90%		(6.16% )	(2.48% )	(0.75% )	28.39%	8.75%
Net asset value	20.89%		(5.65% )	(0.29% )	2.34%	15.34%	10.86%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$202,742		$176,871	$162,939	$184,028	$199,375	$191,323
Average net assets applicable to common shareholders (000 omitted)	$197,156		$181,152	$167,303	$195,965	$198,723	$175,817
Net operating expenses, net of fee waivers/recoupments	2.82%	(d)	3.06%	3.89%	3.49%	3.15%	3.04%
Net operating expenses, excluding fee waivers/recoupments	2.98%	(d)	3.24%	4.05%	3.55%	3.13%	3.06%
Net operating expenses, net of fee waivers/recoupment, excluding interest expense, commitment fee and loan servicing fees	2.16%	(d)	2.15%	2.27%	2.24%	2.26%	2.33%
Net investment income	8.81%	(d)	8.26%	8.19%	10.34%	9.78%	10.88%
Portfolio turnover	38%	(e)	97%	93%	103%	95%	95%
Senior securities (loan facility) outstanding (000 omitted)	$90,000		$81,200	$72,000	$83,000	$83,000	$83,000
Asset coverage per $1,000 on revolving credit facility at period end(f)	$3,253		$3,178	$3,263	$3,217	$3,402	$3,305

(a)	Beginning with year ended October 31, 2017, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.
(b)	Based on average shares outstanding.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
(d)	Annualized.
(e)	Not annualized.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund	15

Notes to Financial Statements (unaudited)

April 30, 2021

1. Organization

Aberdeen Income Credit Strategies Fund (the "Fund") is a Delaware statutory trust registered under the 1940 Act, as a closed-end management investment company. The Fund is diversified for purposes of 1940 Act. Pursuant to guidance from the Securities and Exchange Commission, the Fund's classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation., The Fund commenced operations on January 27, 2011.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional "round lot" size and the strategies employed by the Fund's investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller "odd lot" sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a "government money market fund" pursuant to Rule 2a-7 under the 1940 Act, which has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Senior loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

16	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

Derivative instruments are valued at fair value. Exchange traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the "Valuation Time"), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Bank Loans	$–	$2,314,330	$–	$2,314,330
Corporate Bonds	–	270,908,281	–	270,908,281
Total Fixed Income Investments	–	273,222,611	–	273,222,611
Long-Term Investments	9,063,887	–	–	9,063,887
Short-Term Investment	3,791,841	–	–	3,791,841
Total Investments	$12,855,728	$273,222,611	$–	$286,078,339
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$708,330	$–	$708,330
Total Assets	$12,855,728	$273,930,941	$0	$286,786,669
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(27,732)	$–	$(27,732)

Amounts listed as "–" are $0 or round to $0.

Aberdeen Income Credit Strategies Fund	17

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

During the six-month period ended April 30, 2021, there were no significant changes to the fair valuation methodologies. Level 3 investments held, at the beginning, during and at the end of the six-month period in relation to net assets were not significant (0.0% of total net assets) and accordingly, a reconciliation determined of Level 3 assets for the six-month period ended April 30, 2021 is not presented.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund's books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2021, the Fund used forward contracts to hedge its currency exposure.

18	Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a desired hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contracts may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2021:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$708,330	Unrealized depreciation on forward foreign currency exchange contracts	$27,732
Total		$708,330		$27,732

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2021 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
Citibank N.A.	$199,252	$–	$–	$199,252	$–	$–	$–	$–
Royal Bank of Canada (UK)	–	–	–	–	4,906	–	–	4,906
Royal Bank of Canada (UK)	–	–	–	–	22,826	–	–	22,826
UBS AG	509,078	–	–	509,078	–	–	–	–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instruments which are not subject to a master netting arrangement across funds, or another similar arrangement.
(3)	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

Aberdeen Income Credit Strategies Fund       19

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:

	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Forward foreign currency exchange contracts (foreign exchange risk)	Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions	$(5,267,047)	$(994,784)
Total		$(5,267,047)	$(994,784)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2021. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2021.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$3,910,937
Sale Forward Foreign Currency Contracts	$140,425,890

The Fund values derivatives at fair value, as described in the Statement of Operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See "Bank Loan Risk" under "Portfolio Investment Risks" for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

g. Distributions:

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares. The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital

20      Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

h. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for forward foreign currency contracts which has been designated as collateral.

k. Unfunded Loan Commitments:

The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2021 the Fund did not hold any unfunded loan commitments.

l. Payment-In-Kind:

The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. PIK interest income is reflected as non-cash income on the Statement of Operations.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Managers Limited ("AAML" or the "Investment Adviser") serves as investment adviser to the Fund and Aberdeen Standard Investments, Inc. ("ASII" or the "Sub-Adviser") serves as the sub-adviser, pursuant to an investment advisory agreement and a sub-advisory agreement, respectively. The Investment Adviser and the Sub-Adviser (collectively, the "Advisers") are indirect wholly-owned subsidiaries of Standard Life Aberdeen plc.

For its services, AAML receives fees at an annual rate of: (i) 1.25% of the Fund's average daily Managed Assets. Managed Assets is defined in the investment advisory agreement as total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund's accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For the six-month period ended April 30, 2021, AAML earned a gross advisory fee of $1,769,391.

Aberdeen Income Credit Strategies Fund       21

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

Effective December 1, 2019, the Adviser has contractually agreed to further limit total "Other Expenses" (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to Common Shares of the Fund to 0.35% of the average daily net assets of the Fund. This limit will be in effect at least through October 31, 2024. For the six-month period ended April 30, 2021, AAML waived and assumed a total of $156,712 of the Fund's other expenses. AAML may request and receive reimbursement of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when AAML limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML (the "Reimbursement Requirements").

As of April 30, 2021, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to AAML for the Fund, based on expenses reimbursed by AAML, including adjustments described above, would be:

Fund	Amount Fiscal Year 2018 (Expires 10/31/21)	Amount Fiscal Year 2019 (Expires 10/31/22)	Amount Fiscal Year 2020 (Expires 10/31/23)	Amount Six Months Ended April 30, 2021 (Expires 4/30/24)	Total
	$120,130	$268,509	$335,688	$156,712	$881,039

b. Fund Administration:

ASII is the Fund's Administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund's average weekly Managed Assets up to $1 billion, 0.10% of the Fund's average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund's average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2021, ASII earned $176,939 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement approved by the Fund's Board on June 12, 2018, ASII provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion"). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2021, the Fund incurred investor relations fees of approximately $37,854. For the six-month period ended April 30, 2021, ASII did not contribute to the investor relations fees for the Fund because the Fund's contribution was below 0.05% of the Fund's average weekly net assets on an annual basis.

d. Purchase/Sale Transactions Between Affiliates:

The Fund is permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the 1940 Act (“Rule 17a-7”). During the six-month period ended April 30, 2021, the Fund did not engage in any of these trades.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2021, were $102,390,295 and $103,012,139, respectively.

5. Capital

The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share. As of April 30, 2021, there were 17,436,741 shares of common stock issued and outstanding.

22       Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

On October 16, 2019, the Fund commenced a transferable rights offering to shareholders of record on October 16, 2019 ("Rights Offer") to subscribe for up to an aggregate of 4,358,024 common shares. The Rights Offer expired on November 13, 2019 (expiration date). Each record date shareholder received one right for each outstanding common share held, which entitled such shareholder to purchase one new Fund common share for every three rights held. The Rights Offer was over-subscribed. The subscription price on the expiration date pursuant to the Rights Offer was $10.17 per common share of the Fund, and was calculated based on a formula equal to 90% of the average of the last reported sales price of a common share of the Fund on the New York Stock Exchange on the expiration date of the Rights Offer and on each of the four preceding trading days. Rights holders exercised their rights to purchase 4,358,024 common shares. Gross proceeds from the Rights Offer were $44,370,854. The Fund received the proceeds of the Rights Offer minus the dealer manager fee and other expenses of the Rights Offer totaling $41,914,424.

6. Open Market Repurchase Program

On June 12, 2018, the Board approved a share repurchase program ("Program") for the Fund. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's Investment Adviser and subject to market conditions and investment considerations. Pursuant to the Program, the Fund may repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund's website on a monthly basis. For the six-month period ended April 30, 2021, the Fund did not repurchase any shares through the Program, which had prevented the Fund from repurchasing shares for a portion of the reporting period close in time to the Rights Offer.

7. Revolving Credit Facility

On November 25, 2020, the Fund's senior secured 364-day revolving credit facility with BNP Paribas was amended to extend the scheduled commitment termination date to November 24, 2021 and increased the amount of the facility to $90,000,000. Under the terms of the loan facilities and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.. The Fund's outstanding balance as of October 31, 2020 was $81,200,000 on the Revolving Credit Facility. During the period between November 9, 2020 and January 14, 2021, the Fund drew down $8,800,000. The Fund's outstanding balance as of April 30, 2021 was $90,000,000. The average interest rate on the loan facility was 1.45%. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. A more detailed description of the Fund's leverage can be found in the Report of the Investment Adviser and the Notes to Financial Statements. The average balance for the six-month period ended April 30, 2021 was $88,341,436. The interest expense is accrued on a daily basis and is payable to The BNP Paribas on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund's portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33.33% of the Fund's total assets (including the amount obtained through leverage) in certain market conditions. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940. The covenants or guidelines

Aberdeen Income Credit Strategies Fund       23

Notes to Financial Statements (unaudited) (continued)

April 30, 2021

could impede the Adviser or Sub-Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $70,000,000.

8. Portfolio Investment Risks

a. Bank Loan Risk:

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

b. Credit and Market Risk:

A debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

c. High-Yield Bonds and Other Lower-Rated Securities Risk:

The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

d. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

e. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Advisers are unsuccessful.

Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities

24       Aberdeen Income Credit Strategies Fund

Notes to Financial Statements (unaudited) (concluded)

April 30, 2021

in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries, and potential difficulties in enforcing contractual obligations.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of April 30, 2021, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$274,142,593	$17,714,912	$(5,779,166)	$11,935,746

11. Recent Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. Management is assessing the impact of Rule 18f-4 on the Fund.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2021 other than described below.

On May 10, 2021, the Fund closed on its offering of 1,600,000 shares of 5.25% Series A Perpetual Preferred Shares. The offering, priced at $25 per share, resulted in net proceeds to the Fund of approximately $38.2 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Fund. The Fund applied to list the Preferred Shares on the New York Stock

Exchange ("NYSE") under the ticker symbol "ACP PRA". The Fund intends to use the net proceeds from the offering to invest in accordance with its investment objective and policies, for general working capital purposes and/or to pay down outstanding borrowings under its credit facility.

On May 10, 2021, the Fund commenced a transferable rights offering to shareholders of record on May 20, 2021 (" Rights Offer") to subscribe for up to an aggregate of 5,812,247 common shares. The Rights Offer expired on June 16, 2021 (expiration date). Each record date shareholder received one right for each outstanding common share held, which entitled such shareholder to purchase one new Fund common share for every three rights held. The Rights Offer was oversubscribed. The subscription price on the expiration date pursuant to the Rights Offer was $10.20 per common share of the Fund, and was calculated based on a formula equal to 92.5% of the average of the last reported sales price of a common share of the Fund on the New York Stock Exchange on the expiration date of the Rights Offer and on each of the four preceding trading days. Rights holders exercised their rights to purchase of 5,812,247 common shares. Gross proceeds from the Rights Offer were approximately $60million.

On May 11, 2021 and May 25, 2021, the Fund announced that it will pay on May 27, 2021 and June 30, 2021 a distribution of $0.10 per share to all shareholders of record as of May 21, 2021 and June 4, 2021, respectively.

On May 10, 2021, the Fund paid down $10,000,000 on the revolving credit facility leaving the outstanding balance at $80,000,000.

Aberdeen Income Credit Strategies Fund      25

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held virtually on April 29, 2021. The description of the proposal and number of shares voted at the meeting are as follows:

1. To elect one Class I Trustee to the Board of Trustees:

	Votes For	Votes Withheld
John Sievwright	12,708,571	624,716

26    Aberdeen Income Credit Strategies Fund

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the "Plan"), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the "Plan Agent") in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund's common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare's broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be

Aberdeen Income Credit Strategies Fund    27

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days' prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

28     Aberdeen Income Credit Strategies Fund

Corporate Information

Trustees

P. Gerald Malone, Chairman

Stephen Bird

Nancy Yao Maasbach

John Sievwright

Randolph Takian

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Investment Sub-Adviser

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian and Transfer Agent

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
P.O. Box 505000
Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, DC 20006

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenstandard.com

Aberdeen Asset Managers Limited

The accompanying financial statements, as of April 30, 2021, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Income Credit Strategies Fund are traded on the NYSE under the symbol "ACP". Information about the Fund's net asset value and market price is available at www.aberdeenacp.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Income Credit Strategies Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

ACP SEMI-ANNUAL

Item 2 – Code of Ethics.

(a) –(f) This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 – Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 – Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 – Investments.

(a)  Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b)  There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2021, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 – Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

   Aberdeen Income Credit Strategies Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Income Credit Strategies Fund

Date:	July 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Income Credit Strategies Fund

Date:	July 8, 2021

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Income Credit Strategies Fund

Date:	July 8, 2021

EXHIBIT LIST

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications